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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               -----------------


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   JUNE 17, 1998


                               LEGG MASON, INC.
            (Exact Name of Registrant as Specified in Its Charter)


         MARYLAND                   1-8529                     52-1200960
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)               File No.)              Identification No.)


111 SOUTH CALVERT STREET, BALTIMORE, MARYLAND                     21202
(Address of Principal Executive Office)                        (Zip Code)



Registrant's Telephone Number, Including Area Code: (410) 539-0000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        On January 16, 1998, Legg Mason, Inc. (the "Company") filed a registration statement on Form S-3 (File No. 333-44475) (the "Registration Statement"), relating to 2,574,156 shares par value $.10 per share, with the Securities and Exchange Commission (the "SEC"). On February 2, 1998 the Registration Statement was declared effective by the SEC. On June 5, 1998 the Company filed Post-Effective Amendment No.1 to Form S-3 (File No. 333-44475). The Post-Effective Amendment was declared effective by the SEC on June 15, 1998. On behalf of certain selling stockholders, 573,100 shares of common stock par value $.10 (the "Common Stock") of the Company are being offered for sale in an underwritten public offering through the several underwriters listed on Schedule A to the Purchase Agreement which is filed as Exhibit 1.1 hereto. In connection with the foregoing, the Purchase Agreement is attached hereto as Exhibit 1.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)  Exhibits

        1.1 Purchase Agreement dated June 17, 1998 among the Company, the Selling Stockholders named therein and the Underwriters named therein.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEGG MASON, INC.



                                          By: /s/ Theodore S. Kaplan
                                              ------------------------------
                                              Theodore S. Kaplan
                                              Senior Vice President

Date: June 22, 1998


                                       S-1
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                                 EXHIBIT INDEX

EXHIBIT
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
  1.1      Purchase Agreement dated June 17, 1998 among the Company, the Selling
           Stockholders named therein and the Underwriters named therein.


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